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                                                                    Exhibit 99.2

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 27th day of October 2004, by and between Advanced Marketing Services, Inc., a Delaware Corporation (the "Company"), and Bruce C. Myers ("Executive").

     WHEREAS, effective November 12, 2004, Executive has been appointed as President and Chief Executive Officer ("CEO") of the Company;

     WHEREAS, the parties believe it to be in their mutual interest to set forth in writing the terms and conditions of Executive's employment; and

     WHEREAS, this Agreement shall govern the employment relationship between the parties from and after the date stated above and supersedes and negates all previous agreements made between the parties, whether written or oral, relating to Executive's employment with the Company, provided however, that Executive's Change of Control Agreement and Indemnification Agreement shall remain in full force and effect.

     NOW, THEREFORE, in consideration of the foregoing, and the mutual promises and covenants contained below, the parties hereby agree as follows:

I.   EMPLOYMENT.

     A. POSITION. Upon the terms and conditions hereinafter set forth, the Company hereby engages Executive and shall appoint him as President and CEO, effective November 12, 2004.

     B. TERM. Subject to termination as provided for in this Agreement, the term of this Agreement shall commence November 12, 2004, and shall end on April 11, 2006 ("the Term of the Agreement").

II.  COMPENSATION.

     A. SALARY. The Company shall pay to Executive an base salary at the rate of Four Hundred Fifty Thousand dollars ($450,000) per annum (less taxes, required withholdings, and authorized deductions)(the "Base Salary"). Executive's Base Salary shall not be decreased and shall be earned monthly and paid periodically in accordance with the Company's normal payroll practices.

     B. BONUS PLAN. With respect to the period April 12, 2004, through November 12, 2004, during which Executive served as the Company's Executive Vice President and Chief Financial Officer, Executive shall be paid, immediately, a bonus of Forty Thousand Dollars ($40,000).

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     With respect to remaining portion of the Company's fiscal year 2005,
Executive will be entitled to earn a bonus of 50% of Base Salary, pro-rated for the remaining five months of the fiscal year, based upon the achievement of qualitative and new quantitative goals to be agreed upon by Executive and the Company's Board of Directors ("the Board") before November 30, 2004.

     With respect to the Company's fiscal year 2006, Executive will be entitled to earn a bonus of 50% of Base Salary based upon the achievement of qualitative and quantitative goals to be agreed upon by Executive and the Board prior to the beginning of the Company's fiscal year 2006.

     C. STOCK OPTIONS. Pursuant to and subject to the terms and conditions of the Company's Equity Incentive Plan, as amended, and the Company's standard Non-Qualified Stock Option Agreement, the Company shall grant the Executive the right and option to purchase all or any part of an aggregate of 100,000 shares of the presently authorized and unissued Common Stock, no par value, of the Company.

     D. OTHER BENEFITS. Executive shall be entitled during his employment to participate in the Company's other benefit plans or policies then applicable generally to senior executives of the Company, including, but not limited to, a car allowance in the amount currently paid to the Company's President and CEO.

III.  TERMINATION.

     A. TERMINATION BY THE COMPANY. The Company may terminate Executive's employment at any time, with or without cause, upon written notice to Executive.

     B. TERMINATION BY EXECUTIVE. Executive may terminate Executive's employment at any time, with or without cause, upon written notice to the Company.

     C.  OBLIGATIONS OF THE COMPANY UPON TERMINATION.

         1. Termination by the Company Without Cause. In the event Executive's employment is terminated by the Company without Cause during the Term of the Agreement, Executive shall be entitled to (i) continued payment of the remaining Base Salary during the Term of the Agreement and (ii) additional severance payments in accordance with the Company's policies for senior executives in effect at the time of termination and in any event no less than six months' Base Salary, each subject to tax withholding and authorized deductions and paid in the Company's normal payroll cycles. For the purposes of this Agreement, Cause shall mean a determination by the Company's Board of Directors that Executive has committed willful misconduct or fraud, or if Executive is convicted of or pleads nolo contendre to a felony.

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          2.   Termination by the Company with Cause. In the event Executive's employment is terminated by the Company with Cause, Executive shall not be entitled to receive any salary continuation or severance payments.

          3. Change of Control Termination. The benefits Executive shall be entitled to in the event of a termination of his employment following a Change of Control shall be determined by Executive's Change of Control Agreement attached hereto as Exhibit A.

          4. Termination by the Executive. Except as otherwise provided in the Change of Control Agreement, Executive shall not be entitled to any salary continuation or severance payments in the event Executive terminates his employment with the Company.

IV. CONFIDENTIALITY. Concurrently with the execution of this Agreement, Executive shall execute the Company's standard confidentiality agreement for senior executives.

V.   MISCELLANEOUS.

          A. ENTIRE AGREEMENT; WAIVER; MODIFICATION. This instrument, including agreements referred to herein and attached hereto, constitutes the entire agreement of the parties hereto and supersedes and replaces any other written or oral agreement or understanding with respect to the subject matter hereof. This instrument constitutes an integrated agreement. This Agreement may only be modified, amended or waived by a written instrument executed by both parties. No waiver of a breach hereof shall be deemed to constitute a waiver of a future breach, whether of a similar or a dissimilar nature.

          B. COMMUNICATIONS. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand-delivered or if mailed by registered or certified mail, postage prepaid, addressed to Executive at Executive's last know address as it appears on the records of the Company or addressed to the Company at its principal office at 5880 Oberlin Drive, Suite 400, San Diego, California 92121. Either party may change the address at which notice shall be given by written notice given in the above manner.

          C. SAVINGS CLAUSE. Should any valid federal or state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Agreement, the provision or provisions so affected shall be automatically conformed to the law or determination, and if any such law or determination renders any provisions of this Agreement prohibited or unenforceable, the provision or provisions so rendered shall be effective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and otherwise this Agreement shall continue in full force and effect. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.


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     D.   HEADINGS. The headings to the Sections in this Agreement have been inserted for convenience of reference only and shall not be deemed a part or affect the construction or interpretation of any provision of this Agreement.

     E. CONSTRUCTION. Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

     F. GOVERNING LAWS. This Agreement shall be governed as to its validity and effect by the laws of the State of California without regard to principles of conflict of laws.

     G. ASSIGNMENT. Executive agrees that this Agreement is personal to him and his rights and interests hereunder may not be assigned, nor may his obligations and duties hereunder by delegated, except as provided by law.

     H. ATTORNEYS' FEES. In any legal action or in any other proceeding to enforce any of the provisions or rights under this Agreement, the prevailing party, as determined by the Court in a final judgment or decree, shall be entitled to costs, expenses, and reasonable attorneys' fees (including, without limitation, costs, expenses, and fees in connection with any appeal).

     I. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.



EXECUTIVE                               ADVANCED MARKETING SERVICES, INC.


/s/ Bruce C. Myers                      /s/ Gary Lloyd
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      Bruce C. Myers                    By: Gary Lloyd
                                        Its: Executive Vice President, General
                                             Counsel and Secretary




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